UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2015

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement to Acquire Assets of CPI Binani, Inc.

On March 20, 2015, Core Molding Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with CPI Binani, Inc. (“CPI”), a Minnesota based manufacturer and producer of direct long fiber thermoplastic (“DLFT”) products and proprietary DLFT resin technologies, pursuant to which the Company acquired substantially all of the assets of CPI for a purchase price of $15,000,000, subject to a working capital closing adjustment.  The completion of the acquisition occurred simultaneously with entry into the Agreement. The Agreement contains customary representations, warranties and indemnification provisions, as well as non-compete and non-solicitation provisions as specified in the Agreement. A portion of the purchase price will be held by a third party escrow agent as security for the indemnification obligations of CPI.  The Company also will have the right to make claims for indemnifiable matters directly against CPI in certain limited circumstances and subject to certain limitations.
The acquisition was financed through borrowings under the Company’s existing credit facility with KeyBank National Association, as subsequently amended and further described below.
The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Form 8-K as exhibit 2.1 and is incorporated herein by reference.
Tenth Amendment to Credit Agreement

On March 20, 2015, the Company and its affiliate, Corecomposites de Mexico, S. DE R.L. DE C.V., entered into a tenth amendment (the “Tenth Amendment”) to that certain Credit Agreement, dated as of December 8, 2008, with KeyBank National Association as a lender, lead arranger, sole book runner and administrative agent (the “Credit Agreement”). Pursuant to the terms of the Tenth Amendment, the parties agreed to modify certain terms of the Credit Agreement. These modifications included an extension of the Commitment Period (as defined in the Credit Agreement) and an agreement to make a Term Loan (as defined in the Credit Agreement) in an original principal amount of Fifteen Million Five Hundred Thousand Dollars ($15,500,000). The Term Loan was undertaken to finance the acquisition of assets from CPI (as discussed above).

The foregoing description is qualified in its entirety by reference to the Tenth Amendment, a copy of which is attached to this Form 8-K as exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures contained above under Item 1.01 with respect to the agreement to acquire assets of CPI are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained above under Item 1.01 with respect to the Tenth Amendment to the Credit Agreement are incorporated herein by reference.

Item 8.01 Other Events.

On March 20, 2015, the Company issue a press release (the “Press Release”) announcing the transactions described in this Form 8-K. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 2.1	Asset Purchase Agreement, dated March 20, 2015, by and between the Company and CPI

Exhibit 10.1    Tenth Amendment to Credit Agreement

Exhibit 99.1    Press Release dated March 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.
March 23, 2015	By:	/s/ John P. Zimmer

Name: John P. Zimmer
Title: Vice President, Treasurer, Secretary and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement, dated March 20, 2015, by and between the Company and CPI

Exhibit 10.1	Tenth Amendment to Credit Agreement

Exhibit 99.1	Press Release dated March 20, 2015